UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 6, 2014

Date of Report (Date of earliest event reported)

NPS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23272	87-0439579
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

550 Hills Drive, 3rd Floor

Bedminster, NJ 07921

(Address of principal executive offices)

(908) 450-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

2014 Omnibus Equity Compensation Plan

At the Annual Meeting of the Stockholders of NPS Pharmaceuticals, Inc. (the “Company”) held on May 6, 2014 (the “2014 Annual Meeting”), the Company’s stockholders approved the adoption of the Company’s 2014 Omnibus Equity Compensation Plan (the “Plan”).  A description of the material terms of the Plan is set forth in the Company’s definitive Proxy Statement on Schedule 14A, in the section of the Proxy Statement entitled “Proposal No. 2: Approve 2014 Omnibus Equity Compensation Plan,” which was filed with the U.S. Securities and Exchange Commission on April 1, 2014, and such description of the Plan is incorporated by reference herein.  The description of the material terms of the Plan incorporated by reference herein from the Proxy Statement is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Plan, which is filed as Exhibit 10.1 to this Form 8-K and incorporated by reference herein.

On May 5, 2014, the Compensation Committee of the Company’s Board of Directors approved the forms of the Incentive Stock Option Award Agreement, the Nonqualified Stock Option Award Agreement and the Restricted Stock Unit Award Agreement (collectively, the “Award Agreements”).  The Award Agreements set forth the terms, conditions and restrictions on which a stock option will become exercisable or shares of the Company’s common stock are earned by an award recipient.  The foregoing description of the Award Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Award Agreements filed as Exhibits 10.2, 10.3 and 10.4 to this Form 8-K and incorporated by reference herein.

NPS Pharmaceuticals, Inc. Deferred Compensation Plan

On May 6, 2014, the Company’s Board of Directors approved and adopted the NPS Pharmaceuticals, Inc. Deferred Compensation Plan (the “DCP”) to be effective June 1, 2014.  The DCP provides eligible employees and directors of the Company and each of its subsidiaries which is a participating company (each, a “Participant” and collectively, the “Participants”) an opportunity to elect to defer compensation, which will obligate the Company to pay deferred compensation in the future (the “Obligations”) in accordance with the terms of the DCP.

The amount of eligible compensation to be deferred by each Participant is determined in accordance with the terms of the DCP based on elections by the Participant.  Participants may elect to defer up to a maximum of 75% of their base salaries and up to 100% of their bonuses, restricted stock units, compensation earned under long-term incentive plans, commissions and director fees.  The Company will have sole discretion to credit additional amounts each year to a Participant’s DCP account at any time and in any amount, however, no Participant will have the right to receive any additional contribution from the Company in any year regardless of whether such additional contributions are made on behalf of other Participants.

A Participant will be 100% vested at all times in the amounts credited to the Participant’s DCP account.  A Participant will be vested in Company contributions, if any, in accordance with the vesting schedule or schedules determined by the Company in its sole discretion.

Contributions credited to a Participant’s DCP account other than restricted stock units are credited or debited with notional investment gains and losses equal to the experience of selected investment funds offered under the DCP and elected by the Participant. Each Participant’s DCP account will be adjusted to reflect the rate of return, positive or negative, based upon the actual investment performance of the investment funds corresponding to such investment alternatives selected by the Participant.  The Company has reserved the right under the DCP to change the investment funds offered for election by the Participants prior to each year.

A Participant’s deferral of restricted stock units will be automatically allocated to an investment fund that tracks the performance of the Company’s common stock (the “CS Fund”) and all dividends that would have been payable on Company’s common stock will be credited to the Participant’s DCP account in the form of additional shares of the Company’s common stock.  All amounts allocated to the CS Fund will only be distributable in actual shares of the Company’s common stock.

Although the value of a Participant’s DCP account (and, therefore, the amount of the liability under an Obligation) will be based upon the performance of the investment funds corresponding to the investment alternatives, the Participant will not have an actual interest in such investment funds but only in the Obligations.  The Company is under no obligation to invest any portion of the Obligations in any of the investment funds to which investment alternatives are indexed.

The Obligations are general unsecured obligations of the Company to pay deferred compensation in the future to the Participants according to the terms of the DCP from the general assets of the Company, or from one or more grantor trusts established for that purpose by the Company.  The grantor trust assets, if any, are subject to the claims of general creditors of the Company.  The Participants will be no more than unsecured creditors of the Company with no special or prior right to any assets of the Company or of the grantor trusts, if any, for payment of the Obligations.

The Obligations are payable upon a Participant’s termination of employment, financial hardship, long-term disability or death, or on a date or dates selected by the Participant in accordance with the terms of the DCP, and are denominated and payable in the form of United States dollars, except for the deferral of restricted stock units which will be paid in shares of the Company’s common stock. The Obligations generally are payable in the form of a lump sum distribution or in installments, at the election of the Participant made in accordance with the terms of the DCP.

A Participant may designate one or more beneficiaries to receive any portion of Obligations payable in the event of the Participant’s death.  Participants or, in the case of the Participant’s death, their beneficiaries, may not alienate, anticipate, sell, transfer, commute, pledge, encumber, or assign any benefits or payments under the DCP.

The DCP is administered by on behalf of the Company by a committee designated by the Company’s Board of Directors.  The DCP may be amended or terminated by the Company at any time.  No termination or amendment shall affect the payment of, or decrease the benefits attributable to, compensation deferred prior to such termination or amendment.

The foregoing description of the DCP does not purport to be complete and is qualified in its entirety by reference to the full text of the DCP filed as Exhibit 10.5 to this Form 8-K and incorporated by reference herein.

Item 5.07.                Submission of Matters to a Vote of Security Holders.

The following is a summary of the matters voted on at the 2014 Annual Meeting held on May 6, 2014:

a)             The following directors were elected by the stockholders and the voting for each director was as follows:

Nominee	For	Against	Abstain	Broker Non- Votes
Michael W. Bonney, B.A.	84,107,693	439,765	382,546	11,350,450
Colin Broom, M.D.	84,440,714	106,683	382,607	11,350,450
Georges Gemayel, Ph.D.	83,973,843	573,404	382,757	11,350,450
Pedro Granadillo, B.S.	84,433,843	113,388	382,773	11,350,450
James G. Groninger, M.B.A.	82,587,874	1,960,023	382,107	11,350,450
Francois Nader, M.D., M.B.A.	83,283,335	1,288,307	358,362	11,350,450
Rachel R. Selisker, CPA	84,027,130	522,616	380,258	11,350,450
Peter G. Tombros, M.S., M.B.A.	82,560,565	2,027,237	342,202	11,350,450

b)             The 2014 Omnibus Equity Compensation Plan of the Company was approved by the following stockholder vote:

	For	Against	Abstain	Broker Non- Votes
Approval of 2014 Omnibus Equity Compensation Plan	76,482,960	8,081,394	365,650	11,350,450

c)              The compensation of the Company’s named executive officers was approved by the following advisory vote:

	For	Against	Abstain	Broker Non- Votes
Advisory Vote on Executive Compensation	83,917,368	643,800	368,836	11,350,450

d)             The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 was ratified by the following stockholder vote:

	For	Against	Abstain
KPMG LLP	92,896,996	2,902,607	480,851

Item 9.01.                Financial Statements and Exhibits.

(d)         Exhibits

Exhibit No.	Description
10.1	NPS Pharmaceuticals, Inc. 2014 Omnibus Equity Compensation Plan
10.2	Form of Incentive Stock Option Award Agreement
10.3	Form of Nonqualified Stock Option Award Agreement
10.4	Form of Restricted Stock Unit Award Agreement
10.5	NPS Pharmaceuticals, Inc. Deferred Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2014	NPS PHARMACEUTICALS, INC.

	By:	/s/ Christine Mikail
Christine Mikail
Senior Vice President, Legal Affairs, General Counsel and Corporate Secretary